SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CARBON SCIENCES, INC.
(Name of Registrant As Specified In Its Charter)

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(2)	Aggregate number of securities to which transaction applies:

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(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CARBON SCIENCES, INC.

3700 STATE STREET, SUITE 350

SANTA BARBARA, CALIFORNIA 93105

NOTICE OF ACTION TO BE TAKEN BY

THE SHAREHOLDERS

OCTOBER 2, 2017

To The Shareholders of Carbon Sciences, Inc.

William E. Beifuss, Jr. (the “Majority Shareholder”) is entitled to vote of a total of 1,000 shares of Series A Preferred Stock and 95,538 shares of common stock or approximately 51.13% of the total issued and outstanding voting stock of Carbon Sciences, Inc., a Nevada corporation (the “Company” or “CSI”). On September 14, 2017, the Majority Shareholder took action by written consent in lieu of a special meeting of the Company’s shareholders in accordance with the General Corporation Law of the State of Nevada (the “NGCL”) to authorize the officers and directors of the Company to cause the Company to amend its Articles of Incorporation in order to change the name of the Company from Carbon Sciences, Inc. to Digital Locations, Inc.

William E. Beifuss, Jr., President and Director

___________

WE ARE NOT ASKING YOU FOR A CONSENT OR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

___________

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CARBON SCIENCES, INC.

3700 STATE STREET, SUITE 350

SANTA BARBARA, CALIFORNIA 93105

OCTOBER 2, 2017

SHAREHOLDERS ACTION

The Majority Shareholder submitted his consent to the shareholder resolution described in this Information Statement on or about September 14, 2017 to be effective upon satisfaction by the Company of all applicable filing and notification requirements of the Securities and Exchange Commission. As of September 14, 2017, the Majority Shareholder was entitled to vote of record 1,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share, and 95,538 shares of the Company’s common stock, par value $0.001 per share, or approximately 51.13% of the total issued and outstanding common stock of the Company. The remaining outstanding shares of common stock are held by approximately 57 other shareholders.

The Majority Shareholder is William E. Beifuss, Jr., the president and a director of the Company.

Holders of the common stock of record as of September 14, 2017 (the “Record Date”) are entitled to submit their consents to the shareholder resolution described in this Information Statement, although no shareholder consents other than that of the Majority Shareholder are required to be submitted in order for the resolution to be adopted.

We are not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolution being adopted. The Majority Shareholder has consented to the shareholder resolution described in this Information Statement. Other shareholders who desire to submit their consents must do so by October 27, 2017 and once submitted will not be revocable. The affirmative vote of the holders of a majority of the outstanding voting stock of the Company is required to adopt the resolution described in this Information Statement. Nevada law does not require that the proposed transactions be approved by a majority of the disinterested shareholders. As of the Record Date, the Company’s voting stock consisted of a total of 36,675,123 shares of common stock and 1,000 shares of Series A Preferred Stock. The holders of the Company’s Series A Preferred Stock have the right to vote in an amount equal to 51% of the total vote with respect to any proposal relating to a change of the name of the Company, among other matters.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposed resolution will not be adopted until at least October 27, 2017, a date at least 20 days after the date on which this Information Statement has been mailed to the Company’s shareholders. This Information Statement will serve as written notice to the Company’s shareholders pursuant to the NGCL.

We Are Not Asking You for a Proxy and You are Requested Not to Send Us a Proxy.

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THE COMPANY AND THE TRANSACTION

Proposed Shareholder Action

The Company has its executive offices at 3700 State Street, Suite 350, Santa Barbara, California 93105, and its telephone number is (805) 456-7000. As authorized by the Majority Shareholder of the Company on or about September 14, 2017, the Company proposes to amend its Articles of Incorporation (the “Amendment”) in order to change the name of the Company from Carbon Sciences, Inc. to Digital Locations, Inc.

The Board of Directors of the Company voted unanimously to implement the Amendment because the Board of Directors believes that the name Digital Locations, Inc. more accurately reflects the direction in which our business is growing. The Company is not expected to experience a material tax consequence as a result of the Amendment.

Company Plans

The Company currently plans to form a wholly owned subsidiary (“Newco”) to acquire substantially all of the assets of Glanz, Inc. dba Corner Media, a Delaware corporation (“Glanz”) in consideration for 50,000 shares of a new series of convertible preferred stock to be authorized by the Company’s board of directors (the “Shares”). Each Share will be convertible into 2,500 shares of the Company’s common stock. The Shares will not be entitled to dividends or have voting rights, but will have a liquidation preference in the event of a liquidation or similar event. The Shares will also be subject to a two-year lock-up during which period the Shares may not be sold or converted into shares of the Company’s common stock.

Upon the closing of the transaction, Newco will assume approximately $500,000 of liabilities, including $10,000 of accrued compensation owed to Joseph Kunigonis, the president of Glanz, $300,000 of principal due to Orchestra Financial LLC pursuant to a revolving line of credit, and approximately $190,000 of accounts payable. Joseph Kunigonis and Thomas Farasy, the chief operating officer of Glanz, will enter into employment relationships with the Company and receive stock options upon the closing. After the closing, the Company will engage and pay for an independent audit firm to audit Glanz’s books and records for the last two years. The Closing of our proposed acquisition of Glanz is subject to customary closing conditions.

Glanz is a location-based digital media company with a focus on premier, high pedestrian traffic locations for outdoor digital advertising displays. Founded in 2011, Glanz seeks to free advertisers from the constraints of traditional out-of-home media and to help them reach the right consumers, at the right time, in the right location.

Additional Information

Additional information regarding the Company, its business, its capital stock, and its financial condition are included in the Company’s Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company’s Form 10-K for its fiscal year ending December 31, 2016, as well as the Company’s Form 10-Q for the quarters ending March 31, 2017 and June 30, 2017, and its Reports on Form 8-K, dated August 31, 2017 and September 1, 2017, are available upon request to: William E. Beifuss, Jr., President, Carbon Sciences, Inc., 3700 State Street, Suite 350, Santa Barbara, California 93105. These reports are also available under the Company’s name on the Securities and Exchange Commission’s website at www.sec.gov.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the names of the Company’s executive officers and directors and all persons known by the Company to beneficially own 5% or more of the issued and outstanding common stock of CSI as of September 14, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of September 14, 2017 are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The percentage ownership of each beneficial owner is based on 36,675,123 outstanding shares of common stock and 1,000 outstanding shares of Series A Preferred Stock. Except as otherwise listed below, the address of each person is c/o Carbon Sciences, Inc., 3700 State Street, Suite 350, Santa Barbara, California 93105. Except as indicated, each person listed below has sole voting and investment power with respect to the shares set forth opposite such person’s name.

	Common Stock		Preferred Stock			All Stock
Name of Beneficial Owner (1)	Number of Shares Owned	Percentage Owned	Number of Shares Owned		Percentage Owned	Number of Votes (5)	Percentage Owned

William Beifuss, Jr., President, Acting Chief Financial, Officer, Secretary and Director (2)	1,295,538	3.42%	1,000	(3)	100%	38,267,604	51.13%

Byron Elton, Chairman (4)	262,500	*	0		0	62,500	*

Gerard Hug, Chief Executive Officer and Director	0	0	0		0	0	0

All Executive Officers and Directors as a Group (3 persons)	1,558,038	4.09%	1,000		100%	38,330,104	51.2%

______________

*Indicates beneficial ownership of less than 1%.

(1)	Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

(2)	Includes 1,200,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 14, 2017.

(3)	As the holder of the Company’s Series A Preferred Stock, Mr. Beifuss has the right to vote in an amount equal to 51% of the total vote with respect to any proposal relating to, among other things, changing the name of the Company.

(4)	Includes 200,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of September 14, 2017.

(5)	Does not include stock options.

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DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more shareholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to William E. Beifuss, Jr., President, Carbon Sciences, Inc., 3700 State Street, Suite 350, Santa Barbara, California 93105, or call the Company at (805) 456-7000 and we will promptly deliver the Information Statement to you upon your request. Shareholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement is to be presented for the consent of the shareholders.

UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO WILLIAM E. BEIFUSS, JR., PRESIDENT OF THE COMPANY, AT CARBON SCIENCES, INC., 3700 STATE STREET, SUITE 350, SANTA BARBARA, California 93105, telephone (805) 456-7000. A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

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Exhibit A

Certificate of Amendment

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

090204

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Carbon Sciences, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

I. The name of the corporation is Digital Locations, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Not Applicable.

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

CARBON SCIENCES, INC.

3700 STATE STREET, SUITE 350

SANTA BARBARA, CALIFORNIA 93105

Tel. (805) 456-7000

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF CARBON SCIENCES, INC.

October 2, 2017

Dear Carbon Sciences Stockholder:

The Information Statement referenced herein (the “Information Statement”) is being distributed to the holders of record of common stock, par value $0.001 per share (“Common Stock”), of Carbon Sciences, Inc., a Nevada corporation (the “Company” or “we”) as of the close of business on September 14, 2017 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the Information Statement is to inform our stockholders of action taken by written consent by the holders of a majority of our outstanding voting stock. The Information Statement shall be considered the notice required under the General Corporation Law of the State of Nevada (“NGCL”).

The following action was authorized, by written consent, by holders of a majority of our outstanding voting stock on September 14, 2017 (the “Written Consent”):

•	an amendment to the Company’s Articles of Incorporation (the “Certificate of Amendment”) to change the name of the Company from Carbon Sciences, Inc. to Digital Locations, Inc.

The Written Consent constitutes the only stockholder approval required under the NGCL, our Articles of Incorporation, and our Bylaws to approve the Certificate of Amendment. No consents or proxies are being requested from stockholders, and our Board of Directors is not soliciting your consent or your proxy in connection with these actions. The Certificate of Amendment, as approved in the Written Consent, will not become effective until at least 20 calendar days after the Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice of it. The Company anticipates that the amendments discussed above will be effected on or about the close of business on October 27, 2017

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: The Information Statement is available at www.carbonsciences.com. We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 3700 State Street, Suite 350, Santa Barbara, California 93105, Attention: President.

By order of the Board of Directors.

/s/ William E. Beifuss, Jr.

William E. Beifuss, Jr.

President and Director

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